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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2006

                        EDUCATION MANAGEMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Pennsylvania                     000-21363                25-1119571
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

       210 Sixth Avenue, Pittsburgh, Pennsylvania                 15222
        (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 - OTHER EVENTS

On March 6, 2006, Education Management Corporation issued a press release announcing the execution of a definitive agreement to be acquired by Providence Equity Partners and Goldman Sachs Capital Partners in a transaction valued at approximately $3.4 billion. A copy of the March 6, 2006 press release announcing the transaction is attached hereto as an exhibit and incorporated herein by reference.

The Company also issued a press release on March 6, 2006 announcing the retirement of Robert T. McDowell, Chief Financial Officer, and the departure of
J. William Brooks, President and Chief Operating Officer, effective as of June 30, 2006. A copy of the March 6, 2006 press release announcing the retirement of Mr. McDowell and the departure of Mr. Brooks is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(a)      None.

(b)      None.

(c)      None.

(d)      Exhibits

         Exhibit 99.1 Press release dated March 6, 2006 announcing execution of a definitive merger agreement

         Exhibit 99.2 Press release dated March 6, 2006 announcing the retirement of Robert T. McDowell, Chief Financial Officer, and the departure of J. William Brooks, President and Chief Operating Officer

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDUCATION MANAGEMENT CORPORATION


                                            By: /s/ John R. McKernan, Jr.
                                                --------------------------------
                                                John R. McKernan, Jr.
                                                Chief Executive Officer

Dated: March 6, 2006

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                                  EXHIBIT INDEX

Exhibit No.     Description
----------     ---------------------------------------------------------------
99.1           Press release dated March 6, 2006 announcing execution of a definitive merger agreement

99.2 Press release dated March 6, 2006 announcing the retirement of Robert T. McDowell, Chief Financial Officer, and the departure of J. William Brooks, President and Chief Operating Officer